COLLEGE RETIREMENT
EQUITIES FUND (“CREF”)

SUPPLEMENT NO. 1
dated May 27, 2022 to the Statutory Prospectus dated
April 29, 2022

Effective immediately, the second sentence of the twelfth paragraph in the “Principal Investment Strategies” subsection of the “Social Choice Account” subsection of the “Your investment options” subsection of the “Appendix: Additional information about the Accounts available under the Contract” section is hereby replaced with the following language.

As of December 31, 2021, 42.2% of the fixed-income portion of the Account was invested in impact investments.

A41256 (5/22)